Exhibit 99.1

XTI AEROSPACE Powering the vertical economy. CORPORATE PRESENTATION April 2025

DISCLAIMER This presentation is made solely for information purposes and no representation or warranty, express or implied, is made by XTI Aerospace, Inc. (“XTI,” “we,” “us,” “our,” and, together with our subsidiaries, the “Company”) or any of its representatives as to the information contained in this presentation. This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including, without limitation, statements regarding future actions; prospective products, anticipated expenses, applications, customers and technologies; future performance or results of anticipated products; and projected expenses and financial results, are forward - looking statements You can find many (but not all) of these forward - looking statements by looking for words such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “would,” “should,” “could,” “may,” or other similar expressions in this presentation. These forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections, including, without limitation: the Company’s history of losses; our ability to achieve or maintain profitability in the future; our limited operating history after our recent business combination with XTI Aircraft Company; our ability to meet the development and commercialization schedule with respect to the TriFan 600; the risk that we have not yet manufactured any non - prototype aircraft or delivered any aircraft to a customer, and that our and our current and future collaborators may be unable to successfully develop and market our aircraft or solutions, or may experience significant delays in doing so; the uncertainties associated with obtaining regulatory approvals of our aircraft including certification by the Federal Aviation Administration, which is a lengthy and costly process; our ability to obtain adequate financing in the future as needed; the risk that our conditional pre - orders for our aircraft (which include conditional aircraft purchase agreements, non - binding reservations, and options) are canceled, modified, delayed or not placed and that we must return refundable deposits; emerging competition and rapidly advancing technology that may outpace our technology; customer demand for the products and services we develop; the impact of competitive or alternative products, technologies and pricing; our ability to develop other new products and technologies; our ability to navigate the regulatory environment and complexities with compliance related to such environment; our ability to attract customers and/or fulfill customer orders; our ability to enhance and maintain the reputation of our brand and expand our customer base; our ability to scale in a cost - effective manner and maintain and expand our manufacturing and supply chain relationships; general economic conditions and events and the impact they may have on us and our potential customers, including, but not limited to increases in inflation rates and rates of interest, supply chain challenges; cybersecurity attacks; our ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market; lawsuits and other claims by third parties or investigations by various regulatory agencies that we may be subjected to and are required to report; our ability to respond to a failure of our systems and technology to operate our business; our ability to protect our intellectual property; the outcome of any known and unknown litigation and regulatory proceedings; our success at managing the risks involved in the foregoing items; and other risks and uncertainties described in our public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. The forward - looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. We undertake no obligation to publicly update or revise any forward - looking statements included in this presentation. You should not place undue reliance on these forward - looking statements. This presentation also contains estimates, projections and other information concerning our industry and our business, including data regarding the estimated size of our markets and their projected growth rates. Unless otherwise indicated, such estimates, projections and other information is based on information released by independent industry analysts and other third - party sources and management estimates. In some cases, we do not expressly refer to the sources from which these data are derived. Management estimates are derived from publicly available information released by independent industry analysts and other third - party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

THIS IS NOT INSIDE INFORMATION The regional powered - lift sector (VTOL) was the most overlooked economy in aviation until this year. VTOL EXPECTED GROWTH $1T $9T By 2040 By 2050 * eVTOL/Urban Air Mobility TAM Update: A Slow Take - Off, But Sky's the Limit - Morgan Stanley Powered lift aircraft are the first new category of aircraft in nearly 80 years and this historic rule will pave the way for accommodating wide - scale Advanced Air Mobility in the future. “ ” MIKE WHITAKER Former FAA Administrator October 22, 2024

xVTOL MARKET OPPORTUNITY REGIONAL xVTOL Less than 5 Competitors URBAN eVTOL 100+ Competitors Range in Miles No New Infrastructure Required

xVTOL INNOVATION XTI’s xVTOL solutions will help power the emerging vertical economy. Revolutionary Aircraft XTI’s aircraft technology transforms regional mobility with VTOL capabilities and jet - like performance. Partnering With Leaders XTI is building partnerships with world class organizations and industry innovators. Seamless Certification Leveraging largely pre - certified components improves speed to market.

Airplane 300+ mph, 800+ miles ● Regional travel ● Pressurized cabin ● Faster cruising speeds ● Runway needed ● Limited of landing options ● Flyers commute to airport xVTOL ADVANTAGE Helicopter 150 mph, up to 300 miles ● Vertical take off ● Hover capability ● Limited speed ● Limited range ● Limited payload Traditional aircraft have pros and cons. Owners shouldn’t have to choose. Regional xVTOL blends the best of helicopters and planes.

SUPERIOR MAX CRUISE SPEED 311 mph EXTENDED RANGE Up to 985 miles PAYLOAD 7 Occupants TriFan 600 THE OPTIMAL xVTOL SOLUTION

XTI xVTOL FUTURE PRODUCT FAMILY Autonomous / Cargo 2 - 4 Seat Payload All Electric Hybrid - electric Military / Government 8 - 12 Seat Payload Cargo

xVTOL FIRST Lifting the VTOL economy requires xVTOL. Twice as FAR and twice as FAST doubling revenue opportunities for operators. 2x REVENUE POTENTIAL The TriFan 600 flies 2X as fast and 2X as far as helicopters, doubling revenue opportunities for operators. 40 - 60% LOWER COSTS Projected operational costs are significantly lower than comparable solutions in the market. 1.4bn POTENTIAL REVENUE 1.6bn in potential additional revenue 140 CONDITIONAL PURCHASE ORDERS 154 Non - binding Reservations & Options

VALUATION PATHWAY Preliminary Design Conceptual Design Critical Design First Flight Joby Archer Eve XTI Aerospace

Conceptual Design 140 Conditional Pre - orders & 154 Non - binding Reservations & Options worth $3.0B in Potential Revenue. CAPITAL SOURCES: + Reg. A + Private Investment + Pre - Order Deposits Preliminary Design $100M Capital to be raised CAPITAL SOURCES: + Public Raise + Private Investment o UHNW o Institutionals o Strategics o Sovereign Funds + Military/Govt Critical Design $250M Capital to be raised CAPITAL SOURCES: + New Pre - Orders First Flight $300M to $400M Capital to be raised CAPITAL SOURCES: + Milestone Payments on Pre - Orders CAPITAL PATHWAY

MEET THE TEAM



Don Purdy
SVP & Interim President

Collins Aerospace
Director of Strategy Development

Honeywell, Inc.
Business Development



Charlie Johnson
Chief Operating Advisor

Cessna
President

Living Legends of Aviation
Member

Aviation Halls of FameKansas & Colorado

U.S. Air Force
Fighter Pilot



Dave Ambrose
VP Engineering

XTI
Director Air Vehicle Integration

Aerion Supersonic
Vehicle Integration Lead

Lockheed Skunk Works
F35 Joint Strike Fighter

Cessna
Propulsion Engineer



Keith Davis
VP Programs

XTI
Director Program Management

Aerion Supersonic
Senior Project Engineer

NORDAM
Senior Program Manager

Northrop Grumman
Senior Engineer



Saleem Zaheer
Chief Commercial Officer

IndiGo Airlines
VP Flight Operations & Special Projects

United Airlines
Captain

xti aerospace

Scott Pomeroy Chairman / CEO AVX Aircraft Company Board Member GEN3 Co - Founder of Boutique Merchant Bank. $50M raised Dex Media CFO, Managed $10B raises Brooke Turk CFO Springboard Ventures CFO Services CB Scientific, Inc. CFO The Champion Group CFO MADSKY CFO Tobin Arthur CSO Catalyst Fund I Managing Partner Innovation4Alpha Founder AngelMD Founder CureUs President Michael Tapp Chairman of Advisory Board Len Urbas SVP Corporate Development SDR Ventures Independent Director Waymaker Capital Group Managing Partner The Signatry Regional President

THANK YOU.